Share Based Payments (Details) - Schedule of fair value of the warrants using the Black-Scholes valuation model - Warrant [Member] - € / shares		1 Months Ended
	Jun. 01, 2020	Jan. 31, 2020	Jan. 21, 2020
Share Based Payments (Details) - Schedule of fair value of the warrants using the Black-Scholes valuation model [Line Items]
Grant date share price	€ 1.15	€ 0.43	€ 0.43
Exercise share price	€ 0.70	€ 0.42	€ 0.35
Risk free rate	0.04%	0.64%	0.40%
Expected volatility	111.00%	61.70%	84.70%